UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 21, 2007

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.		20036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 21, 2007, Liquidity Services, Inc. (the “Company”), through its wholly-owned subsidiary DOD Surplus, LLC (“DODS”), and the Defense Reutilization and Marketing Service (the “DRMS”) of the U.S. Department of Defense (“DoD”) entered into two Supplemental Agreements (the “Amendments”), relating to Sales Contract Number 99-4001-0004, dated as of June 9, 2005, between DODS and the DRMS (the “Scrap Contract”), under which the Company acquires, manages and sells substantially all scrap property of the DoD turned in to the DRMS.  The Scrap Contract was previously filed by the Company as Exhibit 10.2 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on November 14, 2005.

The Amendments are effective as of June 1, 2007.  Amendment No. 1 (i) obligates the Company to provide additional services with respect to the handling and mutilation of the scrap property and (ii) increases the profit-sharing distribution payable to the Company under the Scrap Contract from 20.0% to 23.0%.  Amendment No. 2 expands the geographic area covered by the Scrap Contract to include Hawaii and Guam.

A copy of Amendment No. 1, Amendment No. 2 and an associated press release are attached hereto as Exhibits 10.1, 10.2 and 99.1, respectively.  The description of the terms of the Amendments in this Item 1.01 is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed as part of this report:

10.1

Amendment No. 1 to Sales Contract Number 99-4001-0004, dated as of May 21, 2007, between DOD Surplus, LLC (a wholly-owned subsidiary of Liquidity Services, Inc.) and the Defense Reutilization and Marketing Service of the U.S. Department of Defense.

10.2

Amendment No. 2 to Sales Contract Number 99-4001-0004, dated as of May 21, 2007, between DOD Surplus, LLC (a wholly-owned subsidiary of Liquidity Services, Inc.) and the Defense Reutilization and Marketing Service of the U.S. Department of Defense.

99.1	Press Release, dated May 29, 2007, with respect to the amendments to the Scrap Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: May 29, 2007	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President,
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1

Amendment No. 1 to Sales Contract Number 99-4001-0004, dated as of May 21, 2007, between DOD Surplus, LLC (a wholly-owned subsidiary of Liquidity Services, Inc.) and the Defense Reutilization and Marketing Service of the U.S. Department of Defense.

10.2

Amendment No. 2 to Sales Contract Number 99-4001-0004, dated as of May 21, 2007, between DOD Surplus, LLC (a wholly-owned subsidiary of Liquidity Services, Inc.) and the Defense Reutilization and Marketing Service of the U.S. Department of Defense.

99.1	Press Release, dated May 29, 2007, with respect to the amendments to the Scrap Contract.